UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2005

ManTech International Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-49604	22-1852179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12015 Lee Jackson Highway, Fairfax, VA	22033
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 218-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

In connection with Mr. Ronald R. Spoehel’s departure from the Company, as described in Item 5.02 below, the Company has agreed to pay Mr. Spoehel a pro-rata amount of incentive compensation calculated pursuant to ManTech’s 2005 Incentive Compensation Plan, which will be paid in 2006 after the Company’s 2005 financial results are finalized.

Item 5.02 Departure of Directors or Principal Officers; Appointment of Principal Officers

Resignation of Ronald R. Spoehel. On August 25, 2005, Mr. Ronald R. Spoehel notified the Company that he intended to resign from his positions as Executive Vice President and Chief Financial Officer of the Company. On August 26, 2005, Mr. Spoehel delivered such resignation to the Company, with such resignation to be effective September 8, 2005, and with respect to the position of Chief Financial Officer, upon the appointment of an interim Chief Financial Officer.

On August 25, 2005, Mr. Ronald R. Spoehel notified the Company that he intended to resign from the Board of Directors of the Company. On August 26, 2005, Mr. Spoehel delivered such resignation to the Company, with such resignation to be effective September 8, 2005.

Appointment of Kevin M. Phillips. On August 26, 2005, the Board of Directors appointed the Company’s current Vice President and Chief of Staff, Kevin M. Phillips, to serve as the Company’s interim Chief Financial Officer, effective as of such date. Upon Mr. Phillips’ appointment, Mr. Spoehel’s duties as Chief Financial Officer ceased.

Mr. Phillips, age 43, has been the Company’s Vice President and Chief of Staff since joining the Company in February 2003. Mr. Phillips was formerly the Chief Financial Officer of CTX Corporation, a leading provider of information technology and software strategies and solutions to the national Intelligence Community, which was acquired by ManTech in December 2002. As a member of the Company’s senior management team, Mr. Phillips has played an active role in the integration of several acquisitions, as well as other strategic business issues for ManTech.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description of Exhibit

99.1*	ManTech International Corporation Press Release, dated August 26, 2005, announcing the resignation of Ronald R. Spoehel as a director and Chief Financial Officer of the Company and the appointment of Kevin M. Phillips to serve as interim Chief Financial Officer.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ManTech International Corporation

Date: August 26, 2005	By:	/s/ Kevin M. Phillips
Kevin M. Phillips Corporate Vice President and Chief Financial Officer (interim)